#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D April 30, 2026 1Q26 Earnings Presentation

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Forward looking statements Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in this presentation that are not historical facts are forward-looking statements. These forward-looking statements are only estimates or predictions based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include our statements regarding the announced merger with Sun Country Airlines, future airline operations, revenue, expenses and earnings, available seat mile growth, expected capital expenditures, the cost of fuel, the timing of aircraft acquisitions and retirements, the number of contracted aircraft to be placed in service in the future, our ability to consummate announced aircraft transactions, estimated tax rate, as well as other information concerning future results of operations, business strategies, financing plans, industry environment and potential growth opportunities. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," “guidance,” "anticipate," "intend," "plan," "estimate", “project”, “hope” or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause our results to differ materially from those expressed in the forward-looking statements generally may be found in our periodic reports filed with the Securities and Exchange Commission at www.sec.gov. These risk factors include, without limitation, regulatory reviews of, and production limits on, Boeing impacting our aircraft delivery schedule, an accident involving, or problems with, our aircraft, public perception of our safety, our reliance on our automated systems, our reliance on Boeing to deliver aircraft under contract to us on a timely basis, risk of breach of security of personal data, volatility of fuel costs, labor issues and costs, the ability to obtain regulatory approvals as needed in connection with our fleet and network, the effect of economic conditions on leisure travel, debt covenants and balances, the impact of government regulations on the airline industry, the ability to finance aircraft to be acquired, the ability to obtain necessary government approvals to prepare to offer international service, terrorist attacks, risks inherent to airlines, our competitive environment, our reliance on third parties who provide facilities or services to us, the impact of the possible loss of key personnel, economic and other conditions in markets in which we operate, increases in maintenance costs and availability of outside maintenance contractors to perform needed work on our aircraft on a timely basis and at acceptable rates, cyclical and seasonal fluctuations in our operating results, and the perceived acceptability of our environmental, social and governance efforts, the occurrence of any event, change or other circumstance that could give rise to the right of one or both of Allegiant or Sun Country to terminate the definitive merger agreement for the Sun Country acquisition; the risk that potential legal proceedings may be instituted against Allegiant or Sun Country and result in significant costs of defense, indemnification or liability; the possibility that the Sun Country acquisition does not close when expected or at all because required stockholder approvals, or other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the risk that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth from the Sun Country acquisition or that any of the foregoing may take longer to realize or be more costly to achieve than expected; disruption to the parties' businesses as a result of the announcement and pendency of the Sun Country acquisition; the costs associated with the anticipated length of time of the pendency of the Sun Country acquisition, including the restrictions contained in the definitive merger agreement on the ability of each of Sun Country and Allegiant to operate their respective businesses outside the ordinary course consistent with past practice during the pendency of the Sun Country acquisition; the diversion of Allegiant's and Sun Country's respective management teams' attention and time from ongoing business operations and opportunities on acquisition-related matters; the risk that the integration of Sun Country's operations will be materially delayed or will be more costly or difficult than expected or that Allegiant is otherwise unable to successfully integrate Sun Country's businesses into its businesses; the possibility that the Sun Country acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Allegiant's or Sun Country's customers, suppliers, employees, labor unions or other business partners, including those resulting from the announcement or completion of the Sun Country acquisition; and the dilution caused by Allegiant's issuance of additional shares of its common stock in connection with the consummation of the Sun Country acquisition. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. 2

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 3 Greg Anderson Chief Executive Officer

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 4 Strong Start to the Year Driven by Execution and Disciplined Strategy • Highest first quarter margin since pre-COVID; expected to be industry-leading for a second consecutive quarter On a GAAP basis, 1Q26 operating margin of 11.1% Adjusted, 1Q26 operating margin of 14.9%1 • Operational performance remained strong despite higher mix of peak-day flying 99.9% controllable completion factor • Strong peak-period demand driving revenue performance 16.4% TRASM growth with ASMs down 5.9% YoY • Cost structure remains among the best in the industry CASM ex +7.1% YoY • Strong financial position, expected to strengthen further with Sun Country transaction $1.2B total liquidity at quarter-end (1) All adjusted numbers are non-GAAP. Please see the appendix for a reconciliation of each non- GAAP number to the most comparable GAAP measure. Please see the earnings release for discussion as to why management believes presentation of these non-GAAP figures to be useful to investors

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 5 High-Margin Commercial Initiatives Driving Revenue Growth •>600K co-brand credit card holders; >5% of revenue Card remuneration is a significant profit contributor •+9% YoY increase in bank compensation in 1Q26 Reflects continued opportunity to drive customer adoption •Allegiant Extra contributing to TRASM growth Premium seating product continues to outperform expectations • Increasing repeat purchase behavior for Allegiant Extra Driving higher customer loyalty Platform investments positioning us to accelerate commercial strategy

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 6 Managing Fuel Volatility with Disciplined Capacity Actions • Double-digit YoY growth in cash sales with multiple record days Leisure demand remains strong across peak periods • Crack spreads peaked near $1.70/gal, now ~$1.20 vs ~$0.60 pre-conflict Jet fuel remains the primary source of margin pressure • >20% fuel burn improvement from 737-MAX aircraft Ongoing fleet transition supports structural efficiency gains • Estimated ~6.5% YoY reduction in 2Q ASMs Down from our initial plan • YoY TRASM improvement expected to increase sequentially in 2Q Driven by strong demand and higher mix of peak flying • Targeted reductions in off-peak and longer stage length flying Adjusting network where fuel impact on margins is most acute 3.04 2.61 2.42 2.56 2.61 4.35 1Q25A 2Q25A 3Q25A 4Q25A 1Q26A 2Q26E Fuel Cost per Gallon ($/gal) 1Q25A – 2Q26E Current guide

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Positioned to Widen the Gap with Sun Country Combination • Positioned on the right side of widening industry gap Efficient operators gaining advantage over weaker operators • Sun Country transaction expected to close in the coming weeks Reflects strong execution and accelerated timeline • Integration planning reinforces confidence in the combination Supports expected value from bringing the two companies together • Charter and cargo businesses include contractual fuel pass-throughs Provide incremental resilience in a volatile fuel environment • Both airlines own their aircraft Ownership structure enhances flexibility in managing capacity • Complementary fleet strategies across both airlines Supports combined operational flexibility

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 8 Drew Wells Executive Vice President, Chief Commercial Officer

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 9 Record 1Q Revenue and TRASM on Reduced Capacity 668 732 1Q25A 1Q26A Airline Total Revenue ($mm) 1Q26 vs 1Q25 • $732.4M total revenue, +9.6% YoY on 5.9% lower capacity Demonstrates strength of demand and revenue management • First quarter record and highest quarterly performance in company history 14.31¢ TRASM, +16.4% YoY • Total revenue ~7% higher than any prior quarter Strongest quarterly revenue result on record • $18.1M fixed fee revenue, +11.5% YoY Contributed meaningfully to overall performance • Load factor +4 points and yields +21% YoY Performance rivaled only by early 2023 demand surge • ~20% YoY increase in third-party revenue per passenger Driven by strong co-brand performance • Double-digit YoY growth in card acquisitions in 7 of last 8 months New accounts and spend both exceeded 15% YoY each month of the quarter 12.29¢ 14.31¢ 1Q25A 1Q26A TRASM (Cents) 1Q26 vs 1Q25 +9.6% y/y +16.4% y/y

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 10 Capacity Adjusted for Fuel Environment • ~6.5% YoY reduction in 2Q ASMs, slightly lower vs prior plan Capacity adjusted following fuel-driven changes in the environment • Double-digit growth in cash sales through April Booking trends remain healthy despite lower capacity • 2Q TRASM growth expected to exceed 1Q (+16.4% YoY) Continued strength in unit revenue performance • 3Q capacity now expected to be flat to slightly down YoY Reductions focused on off-peak and shoulder periods • Peak day capacity continues to be prioritized Maintaining focus on highest demand flying • Flexibility to adjust capacity as conditions evolve Ability to add capacity back if the environment warrants

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 11 Robert Neal President and Chief Financial Officer

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 22.9% 23.4% 15.3% 18.1% 1Q23A 1Q24A 1Q25A 1Q26A 12 Strong Execution Drives Margin Expansion • GAAP consolidated net income of $42.5 million in 1Q26 Resulting in diluted earnings per share (EPS) of $2.30 • Adjusted consolidated net income of $69.6 million1 in 1Q26 Resulting in diluted adjusted earnings per share (EPS) of $3.771 • Adjusted consolidated EBITDA of $168.0 million1 in 1Q26 Resulting in adjusted EBITDA margin of 22.9% for the quarter • Strong earnings performance above expectations Adjusted EPS of $3.771 exceeded updated March guidance, reflecting solid demand and execution Consolidated Adjusted EBITDA Margin1 1Q23 – 1Q26 Prior-years reference airline-only results (1) All adjusted numbers are non-GAAP. Please see the appendix for a reconciliation of each non-GAAP number to the most comparable GAAP measure. Please see the earnings release for discussion as to why management believes presentation of these non-GAAP figures to be useful to investors 168 152 97 121 1Q23A 1Q24A 1Q25A 1Q26A Consolidated Adjusted EBITDA1 ($mm) 1Q23 – 1Q26 Prior-years reference airline-only results +38% - y/y +4.8pts - y/y

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 7.1% (5.9%) 13 Fuel Drove 1Q OpEx; Underlying Cost Performance Remains Stable • 1Q26 fuel cost averaged $3.04 per gallon Above our initial guide of $2.60 • Adjusted non-fuel unit costs (CASMex) were 8.64 cents in 1Q26 Up 7.1% year-over-year, on a 5.9% capacity reduction • Fuel efficiency continues to improve ASMs per gallon +1.2% YoY to 86.7, marking fifth consecutive quarter of quarter over prior year quarter gains • Fleet transition driving structural benefits 737-MAX integration contributing to efficiency with further gains expected 1Q26 YoY - CASMex Fuel and Specials1 & ASM 1Q25 - 1Q26 (1) All adjusted numbers are non-GAAP. Please see the appendix for a reconciliation of each non-GAAP number to the most comparable GAAP measure. Please see the earnings release for discussion as to why management believes presentation of these non-GAAP figures to be useful to investors 84.2 85.7 84.7 83.7 86.4 86.7 0.0% 0.9% 1.6% 2.6% 2.6% 1.2% 4Q24A 1Q25A 2Q25A 3Q25A 4Q25A 1Q26A ASM per Gallon 4Q24 - 1Q26 ASM/gal ASM/gal - TTM YoY ASM CASMex

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 14 Robust Balance Sheet with Meaningful Liquidity and Optionality • $1.2B total liquidity, $933M cash and investments and $250M revolver Cash and investments represented 36% of trailing-twelve-month revenue • $1.3B of unencumbered fleet assets with ~50% of fleet unencumbered Represents meaningful additional liquidity and financing optionality • $858M net debt, down >$100M QoQ; 1.8x net leverage Reflects strong cash generation and continued balance sheet deleveraging • $176M in CapEx, including $155M aircraft-related Investment aligned with fleet strategy and long-term efficiency initiatives • $403M of 2027 notes expected to be refinanced in the coming months Subject to constructive market conditions 4.1x 3.2x 2.6x 2.6x 2.6x 2.3x 1.8x 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Net Leverage (Net Debt / Adj. EBITDA) 3Q24 - 1Q26 33% 34% 37% 34% 40% 32% 36% 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Cash & Equivalents as % of TTM Airline Revenue 3Q24 - 1Q26

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 15 Fleet Flexibility and Near-Term Transaction Enhance Positioning 78 28 17 0 20 40 60 80 100 120 140 160 180 200 1Q26A 77 28 20 47 20 2Q26E Combined Fleet Plan Outlook1 1Q26 - 2Q26E A320 A319 B737-8200 Sun Country’s Passenger Fleet Sun Country’s Cargo Fleet 123 192 • 123 aircraft in operation at quarter-end One 737-MAX delivered and one A320 retired during the quarter • 3 additional 737-MAX deliveries expected in 2Q; 1 A320 retirement Delivery schedule for the remainder of the year unchanged • 163 of 172 aircraft expected to be owned post Sun Country close Enhances financial and operating flexibility • Fleet flexibility supports response to high fuel environment Ability to accelerate retirements of older aircraft if elevated fuel persists • Sun Country transaction expected to close as early as May 13th DOT approval received; shareholder votes scheduled for May 8 (1) Excludes 3 Sun Country’s aircraft out on lease

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 16 Outlook summary 2Q26 System ASMs – y/y change (~6.5%) Scheduled service ASMs – y/y change (~6.5%) Fuel cost per gallon $4.35 Adjusted operating margin(1) 0.0% to 2.0% Adjusted earnings per share(1) ($1.00) to ($0.00) Second Quarter Guidance FY 2026 Aircraft-related capital expenditures (2) (millions) $570 to $590 Capitalized deferred heavy maintenance (millions) $80 to $90 Other airline capital expenditures (millions) $80 to $90 Recurring principal payments (millions) (3) $135 to $145 Full-Year CapEx (1) Denotes a non-GAAP financial measure for which no reconciliation to GAAP is provided as described in earnings release. (2) Aircraft-related capital expenditures include the purchase of aircraft, engines, induction costs, and pre-delivery deposits. This amount excludes capitalized interest related to pre-delivery deposits on new aircraft. (3) Does not include repayment of pre-delivery deposit debt facilities due on delivery of aircraft

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Q&A 17

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Q&A 18 Appendix

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 19 Non-GAAP Financial Measures Reconciliation 1. Denotes non-GAAP figure 2. In 2026 we recognized certain expenses as special charges related to both: (1) Airline activities including accelerated depreciation on airframes identified for early retirement, accelerated amortization of software identified for redevelopment, costs related to the Sun Country Airlines acquisition, and a credit loss on a note receivable, and (2) Sunseeker Resort including costs related to the sale of the resort and weather-related damages at Sunseeker Resort (net of recoveries). For a listing of these charges, see the special charges table in the earnings release. The adjusted numbers in this document exclude the effect of these special charges. * Note that amounts may not recalculate due to rounding Three Months Ended March 31, 2026 GAAP Adjustments(2) Adjusted (Non-GAAP)(1) Total operating revenues $ 732.4 $ — $ 732.4 Total operating expenses 651.3 (27.8) 623.5 Operating income $ 81.1 $ 27.8 $ 108.9 Operating margin (percent) 11.1 14.9 INCOME BEFORE INCOME TAXES $ 66.0 $ 27.8 $ 93.8 Adjusted income before income taxes margin (percent) 9.0 12.8 Reconciliation of adjusted operating expenses, adjusted operating income, adjusted operating margin, and adjusted income before income taxes (millions)

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 20 Non-GAAP Financial Measures Reconciliation Three Months Ended March 31 Consolidated EBITDA and adjusted consolidated EBITDA (millions) 2026 2025 2024 2023 Net income (loss) as reported (GAAP) $ 42.5 $ 32.1 $ (0.9) $ 56.1 Interest expense, net 16.2 22.4 16.7 20.4 Income tax expense (benefit) 23.5 9.8 (0.4) 18.3 Depreciation and amortization 57.9 63.3 63.8 54.7 Consolidated EBITDA(1) $ 140.2 $ 127.7 $ 79.2 $ 149.5 Special charges, net of recoveries(2) 27.8 (1.6) 13.1 (1.6) Adjusted consolidated EBITDA(1)(2) $ 168.0 $ 126.1 $ 92.3 $ 147.9 Less: Sunseeker operating income (loss) (GAAP) - 4.2 (8.8) (2.7) Less: Sunseeker special charges, net of recoveries(2) - (2.9) (1.8) (1.6) Less: Sunseeker depreciation and amortization - 3.6 6.0 - Adjusted airline-only EBITDA(1)(2) 168.0 121.3 97.0 152.2 Adjusted consolidated EBITDA margin(1)(2) 22.9% 18.0% 14.1% 22.8% Adjusted airline-only EBITDA margin(1)(2) 22.9% 18.1% 15.3% 23.4% 1. Denotes non-GAAP figure 2. In 2026, 2025, 2024, and 2023 we recognized certain expenses as special charges related to both: (1) Airline activities including accelerated depreciation on airframes identified for early retirement, accelerated amortization of software identified for redevelopment, costs related to the Sun Country Airlines acquisition, and a credit loss on a note receivable, and (2) Sunseeker Resort including costs related to the sale of the resort and weather-related damages at Sunseeker Resort (net of recoveries). For a listing of these charges, see the special charges table in the earnings release. The adjusted numbers in this document exclude the effect of these special charges. * Note that amounts may not recalculate due to rounding

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 21 Non-GAAP Financial Measures Reconciliation Three Months Ended March 31 Adjusted airline-only operating CASM excluding fuel and special charges (mm) 2026 2025 Consolidated operating expenses (GAAP) $ 651.3 $ 634.1 Minus: Sunseeker operating expenses — 26.5 Airline-only operating expenses 651.3 607.6 Minus: airline special charges(2) 27.8 1.4 Minus: fuel expenses 180.2 166.3 Adjusted airline-only operating expenses, excluding fuel and special charges(1)(2) $ 443.3 $ 439.9 System available seat miles (millions) 5,130.5 5,451.6 Airline-only cost per available seat mile (cents) 12.70 11.14 Adjusted airline-only cost per available seat mile excluding fuel and special charges (cents)(2) 8.64 8.07 1. Denotes non-GAAP figure 2. In 2026 we recognized certain expenses as special charges related to both: (1) Airline activities including accelerated depreciation on airframes identified for early retirement, accelerated amortization of software identified for redevelopment, costs related to the Sun Country Airlines acquisition, and a credit loss on a note receivable, and (2) Sunseeker Resort including costs related to the sale of the resort and weather-related damages at Sunseeker Resort (net of recoveries). For a listing of these charges, see the special charges table in the earnings release. The adjusted numbers in this document exclude the effect of these special charges. * Note that amounts may not recalculate due to rounding

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 22 Non-GAAP Financial Measures Reconciliation Three Months Ended March 31, 2026 Amount Per Share Net income as reported (GAAP) $ 42.5 Less: Net income allocated to participating securities (0.6) Net income attributable to common stock (GAAP) $ 41.9 $ 2.30 Plus: Net income allocated to participating securities 0.6 0.03 Plus: Special charges, net of recoveries(2) 27.8 1.52 Plus: Income tax effect of adjustments above (0.6) (0.03) Adjusted net income(1) $ 69.6 Less: Adjusted consolidated net income allocated to participating securities (1.0) (0.05) Adjusted net income attributable to common stock(1) $ 68.7 $ 3.77 Shares used for diluted computation (GAAP) (thousands) 18,219 Shares used for diluted computation (adjusted) (thousands) 18,219 Reconciliation of adjusted consolidated earnings per share and adjusted consolidated net income (millions except share and per share amounts) 1. Denotes non-GAAP figure 2. In 2026 we recognized certain expenses as special charges related to both: (1) Airline activities including accelerated depreciation on airframes identified for early retirement, accelerated amortization of software identified for redevelopment, costs related to the Sun Country Airlines acquisition, and a credit loss on a note receivable, and (2) Sunseeker Resort including costs related to the sale of the resort and weather-related damages at Sunseeker Resort (net of recoveries). For a listing of these charges, see the special charges table in the earnings release. The adjusted numbers in this document exclude the effect of these special charges. * Note that amounts may not recalculate due to rounding